Contingencies and Commitements (Tables)	6 Months Ended
Jun. 30, 2024
Contingencies and Commitements [Abstract]
Schedule of License Agreements	The Group is subject to the following minimum guarantee amounts relating to investments in joint ventures and the content on its service and publishing rights, the majority of which relate to initial investments and minimum royalty payments associated with its license agreements for the use of licensed content and publishing royalties, as at:
	(Unaudited)	(Audited)
	June 30, 2024	December 31, 2023
	USD	USD

Less than one year	2,090,929	646,048
Later than one year but not more than 5 years	5,810,072	-